Exhibit 99.2 Optics Balzers Acquisition Creates a Global Leader in Optical Thin Film Coatings June 8, 2020

Forward-Looking Statements Disclaimer These slides contain (and the accompanying oral discussion will contain, where applicable) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the results expressed or implied by these statements, including, but not limited to, our ability to successfully consummate the acquisition of Optics Balzers; our ability to achieve the strategic and other objectives related to the proposed acquisition of Optics Balzers, including any expected synergies; our ability to successfully integrate the Optics Balzers business and achieve the expected results of the acquisition, including, without limitation, the acquisition being accretive in the expected timeframe or at all; the ultimate impact of the COVID- 19 pandemic on our business, results of operations, financial condition, and liquidity; health issues, litigation and regulation relating to our business; our ability to achieve and/or maintain profitability; significant cyclical fluctuations in our customers’ businesses, competitive substitutes for our products; risks associated with our international operations, including foreign currency rate fluctuations; energy costs and the availability and prices of raw materials; and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently, these forward-looking statements should be regarded as the Company’s current plans, estimates, and beliefs. The Company does not undertake and specifically declines any obligation to update or publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. These slides include certain non-GAAP financial measures as defined by the rules and regulations of the Securities and Exchange Commission. [] 2

Strategic Acquisition of Optics Balzers Accelerates Growth in Precision Coatings Industry-leading optical thin film coating solutions provider with ✓ advanced technologies and globally recognized brand Highly complementary fit across ✓ geographies, technologies and end markets Strong financial metrics enhance ✓ Materion’s margin and growth profile Accelerates growth in precision coatings through increased exposure ✓ to attractive markets and key megatrends Combination Creates a Global Leader in Thin Film Coatings 3

Transaction Overview ▪ $160 million enterprise value Transaction ▪ Represents 12x LTM EBITDA, 8x including synergies Value ▪ Expected to be accretive to EBITDA margin, growth and earnings ▪ Accelerate revenue growth with increased customer, geographic and end market exposure Synergies ▪ Leverage proprietary technology to advance innovation and expand served markets ▪ Expand utilization of state-of-the-art Asia manufacturing footprint ▪ Cash on hand Financing ▪ Borrowings from existing revolving credit facility ▪ Pro forma net leverage of 0.4x as of Q1 2020, retaining significant financial flexibility ▪ Closing expected in Q3 2020 Timing ▪ Subject to regulatory approval LTM EBITDA as of 3/31/2020 4

Optics Balzers is a Global Leader in Optical Thin Film Coating Solutions Company Overview Summary Financials (TTM 3/31/20) Total Revenue Adj. EBITDA Adj. EBITDA Margin ► Leading optical thin film coating solutions provider $67 $13 20% ► Broad, highly differentiated million million product portfolio ► Pioneer in optical coating manufacturing technologies 2019 Revenue Breakdown ► Serves diverse and attractive high- Space Other N.A. growth end markets 6% 3% 7% Auto Life Sciences 8% 33% ► Customers include global, blue- chip names Industrial Asia EMEA ► State-of-the-art facilities in 21% 40% 53% Liechtenstein, Germany and Malaysia Consumer 29% ► Industry leading and experienced talent 5

Expands Portfolio to Serve Attractive Markets with Exposure to Key Megatrends End Market Illustrative Applications Key Megatrends ► Fluorescence microscopy ► Opthalmologic surgery ► DNA Microarrays (Biochips) Digital Medicine Life Sciences 33% of Revenue Gene Therapy ► Wafer level optics Health + Wellness ► Digital photography ► Projection-displays Augmented Reality Consumer 29% of Revenue 3D Sensing ► Laser scanning Internet of Things ► Marking systems Smart Factory Industry E-Mobility 21% of Revenue Autonomous Vehicles ► Adaptive cruise control ► Night vision systems Digitalization ► Gesture recognition & control Automotive 8% of Revenue Note: Space and Lighting end markets accounted for 6% and 3% of 2019 revenue, respectively 6

Combination Creates an Industry Leading Portfolio in Precision Coatings Globally Balanced Revenue Improved End Market Diversification FY 2019 Pro Forma Optics FY 2019 Pro Forma Optics Other Automotive 6% Asia 4% Life Sciences 27% 26% N.A. Consumer 38% 17% EMEA Aerospace & Industrial 35% Defense 25% 22% Delivering Full Coverage Across the Electromagnetic Spectrum UV Visible Light Near Infrared Mid-Wave Infrared Long-Wave Infrared Materion Technical Strength Optics Balzers Technical Strength ▪ Biochips ▪ Automotive LIDAR ▪ DNA Sequencing ▪ Thermal Imaging ▪ Microscopy ▪ Industrial Automation ▪ Medical Gas Sensing ▪ Temperature Sensing ▪ Consumer AR/VR ▪ Earth Imaging ▪ Smart Buildings ▪ Multi-band Imaging Note: Excludes Display and Large Area Coatings 7

Highly Complementary Platforms Drive Multiple Synergy Opportunities Leverage Optics Balzers’ Leverage Materion’s portfolio to drive growth portfolio to drive growth in the U.S. in Europe and Asia Accelerate Profitable Global Growth Advance innovation and Expand Materion expand served markets operations in Asia with with proprietary state-of-the-art technology Malaysian facility 8

Acquisition of Optics Balzers is Consistent with Materion’s Strategic Objectives Expand portfolio of highly differentiated advanced materials solutions  Geographic revenue and manufacturing expansion  Increase penetration in high-growth markets  Advance technical capabilities and innovation across the portfolio  9